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                                                                    EXHIBIT 23.3


                    [BLACKMAN KALLICK BARTELSTEIN, LLP LOGO]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          We consent to the incorporation by reference in the current report of Clark/Bardes Holdings, Inc. (Form 8-K) of our report dated August 24, 1999 relating to the financial statements of The Wamberg Financial Corporation for the years ended
          December 31, 1998 and 1997.



          /s/ BLACKMAN KALLICK BARTELSTEIN, LLP

          Chicago, Illinois
          September 15, 1999